UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 18, 2017

Date of Report (Date of Earliest Event Reported)

LIFE STORAGE, INC.

LIFE STORAGE LP

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-13820	16-1194043
(Life Storage, Inc.)

Delaware	0-24071	16-1481551
(Life Storage LP) (State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6467 Main Street

Williamsville, New York 14221

(Address of Principal Executive Offices)

(716) 633-1850

(Registrants’ Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Life Storage, Inc.:

Emerging growth company  ☐

Life Storage LP:

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Life Storage, Inc.  ☐

Life Storage LP  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Shareholders of Life Storage, Inc. (the “Company”) was held on May 18, 2017. Proxies were solicited pursuant to the Company’s proxy statement filed on April 11, 2017 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934. There was no solicitation in opposition to the Company’s solicitation. As of the record date of March 17, 2017, there were 46,496,065 shares of the Company’s common stock issued and outstanding. 43,745,803 shares were represented in person or by proxy at the meeting, or 94% of the total shares issued and outstanding. Set forth below is a brief description of each matter voted on at the meeting and the final voting results.

Proposal 1. The election of six directors of the Company to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified. In accordance with the results below, each nominee as listed in the proxy statement was elected to serve as a director.

	Votes For	Votes Withheld	Broker Non-Votes
Robert J. Attea	39,021,757	2,312,218	2,411,827
Kenneth F. Myszka	39,151,801	2,182,174	2,411,827
Charles E. Lannon	38,662,089	2,671,886	2,411,827
Stephen R. Rusmisel	41,005,574	328,401	2,411,827
Arthur L. Havener, Jr.	41,025,261	308,714	2,411,827
Mark G. Barberio	41,012,894	321,081	2,411,827

Proposal 2. Proposal to amend the Bylaws of the Company. In accordance with the results below, the amendment of the Bylaws of the Company was approved.

Votes For	Votes Against	Abstentions	Broker Non- Votes
41,156,048	79,760	98,167	2,411,827

The Amendment to the Bylaws of the Company is filed as Exhibit 3.1 to this Form 8-K.

Proposal 3. The ratification of the appointment by the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2017. In accordance with the results below, the appointment of Ernst & Young LLP was ratified and approved.

Votes For	Votes Against	Abstentions	Broker Non- Votes
43,078,749	644,411	22,642	0

Proposal 4. Proposal to approve (on a non-binding basis) the compensation of the Company’s executive officers. In accordance with the results below, the compensation was approved (on a non-binding basis).

Votes For	Votes Against	Abstentions	Broker Non- Votes
39,762,327	1,468,777	102,871	2,411,827

Proposal 5. Proposal (on a non-binding basis) on the frequency of holding future votes on the compensation of the Company’s executive officers. The results of the vote were as follows:

Every year	Every Two Years	Every Three Years	Abstention	Broker Non- Votes
35,289,522	51,045	5,919,005	74,403	2,411,827

The results of the shareholder vote with respect to the frequency of the advisory vote on executive compensation were consistent with the recommendation of the Company’s Board of Directors that such vote be held every year. Accordingly, the Company will hold an annual advisory say-on-pay vote until the next required vote on the frequency of shareholder votes on the compensation of executives.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are filed herewith:

Exhibit No.	Description

3.1	Amendment to Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this Report to be signed on their behalf by the undersigned, thereunto duly authorized.

LIFE STORAGE, INC.

Date: May 19, 2017

	By	/s/ Andrew J. Gregoire
Name: Andrew J. Gregoire
Title: Chief Financial Officer

LIFE STORAGE LP

Date: May 19, 2017	By: LIFE STORAGE HOLDINGS, INC., as General Partner

	By	/s/ Andrew J. Gregoire
Name: Andrew J. Gregoire
Title: Chief Financial Officer

EXHIBIT INDEX

3.1	Amendment to Bylaws